UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

West Pharmaceutical Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! WEST PHARMACEUTICAL SERVICES, INC. You invested in WEST PHARMACEUTICAL SERVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2025. Vote Virtually at the Meeting* May 6, 2025 9:30 AM EDT Virtually at: www.virtualshareholdermeeting.com/WST2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62352-P26361 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. WEST PHARMACEUTICAL SERVICES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 2025 Annual Meeting Vote by May 5, 2025 11:59 PM EDT. For shares held in a Plan, vote by May 1, 2025 11:59 PM EDT.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Directors;	
	Nominees:	
1a.	Mark A. Buthman	For
1b.	William F. Feehery	For
1c.	Robert F. Friel	For
1d.	Eric M. Green	For
1e.	Janet B. Haugen	For
1f.	Thomas W. Hofmann	For
1g.	Molly E. Joseph	For
1h.	Deborah L. V. Keller	For
1i.	Myla P. Lai-Goldman	For
1j.	Stephen H. Lockhart	For
1k.	Douglas A. Michels	For
1l.	Paolo Pucci	For
2.	Advisory vote to approve named executive officer compensation;	For
3.	Amend and Restate Our Amended and Restated Articles of Incorporation to Add a Right For Shareholders to call a Special Meeting;	For
4.	Amend and Restate Our 2016 Omnibus Incentive Compensation Plan; and	For
5.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V62353-P26361